UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

This Current Report on Form 8-K (this "Report") is being filed by SPAR Group, Inc. (the "Corporation", "SGRP" or the "Registrant") with the Securities and Exchange Commission ("SEC"). The Corporation's 2019 Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on April 14, 2020, (the "2019 Annual Report"), and SGRP's definitive Proxy Statement and the supplemental materials respecting its 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting Proxy Statement"), which SGRP filed with the SEC on May 1, 2020.

Item 5.07.     Submission of Matters to a Vote of Security Holders

The Corporation held its Annual Meeting of Stockholders on May 13, 2020 (the "2020 Annual Meeting"), for those who were stockholders of SGRP at the close of business on March 30, 2020 (the "Record Date"), pursuant to notice and proxy materials duly mailed to them.  As of the Record Date, there were 21,000,919 shares outstanding of SGRP's common stock, $0.01 par value (the "SGRP Common Stock"). At the 2020 Annual Meeting, Record Date stockholders holding 12,697,192 shares (approximately 60.5%) of SGRP Common Stock were present in person or by proxy.  Each such stockholder was entitled to one vote for each share of SGRP Common Stock held by such stockholder on the Record Date, and the holders of SGRP Common Stock through their proxy agents voted together, respecting the election of directors and the other proposals presented to them at the 2020 Annual Meeting.

At the 2020 Annual Meeting, the following matters were submitted to votes of SGRP's stockholders: (i) Election of directors; (ii) Advisory Vote respecting the ratification of the appointment of BDO USA, LLP ("BDO"), as SGRP's principal independent public auditors for 2020; (iii) Advisory Vote on the Executive Compensation as described in the 2020 Proxy Statement; (iv) Advisory Vote on the Frequency of the Executive Compensation Vote; (v) To consider and approve the stockholder proposed Amendment No. 1 to SGRP's current By-Laws to remove the requirement that any board vacancies are to be filled exclusively by the then-current directors and, if such vacancy remains unfilled for 90 days, by the stockholders, effectively reducing to zero the time for the Governance Committee and Board to exclusively fill a Board vacancy; (vi) To consider and approve the stockholder proposed Amendment No. 2 to SGRP's current By-Laws to reduce the voting requirement for removal of directors to majority of votes cast from a majority of all stockholder shares (as provided by Delaware law), and increasing the requirement for the annual election of directors from a majority of votes cast to a majority of all stockholder shares; and (vii) To consider and approve the stockholder proposed Amendment No. 3 to SGRP's current By-Laws to hold a Special meeting of stockholders upon the request of holders of at least 20% of SGRP's outstanding stockholder shares decreasing that threshold from the current 25% of SGRP's outstanding stockholder shares.

As provided in the 2020 Annual Meeting Proxy Statement:  To the greatest extent permitted by applicable law and SGRP's By-Laws (to the extent not inconsistent with applicable law): (i) proxies with no specific voting instructions on a matter (including broker non-votes and unchecked boxes) were voted by the proxy agent as provided on the proxy (and when then voted are not considered Inconclusive Votes as defined below); (ii) inconclusive votes (i.e., multiple boxes checked, and the like) respecting any candidate or matter were not counted as votes "FOR" or "AGAINST" (each an " Inconclusive Vote"); (iii) Abstentions and Inconclusive Votes were considered a vote but not counted as votes cast with respect to any matter; and (iv) and consequently Inconclusive Votes and abstentions had no effect on the vote on such matter.  Inconclusive Votes and abstentions did not affect any director removal since an affirmative majority of stockholder shares was required by Delaware law.

(i) The following votes were received at the 2020 Annual Meeting from the stockholders for the election of nine directors to serve until the 2021 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

Name	For	Against	Withheld
Arthur B. Drogue	9,495,752	3,200,540	900

William H. Bartels	12,596,966	88,834	11,392

R. Eric McCarthey	9,491,809	3,199,201	6,182

Arthur H. Baer	12,685,467	10,825	900

Jeffrey A. Mayer	12,668,083	18,317	10,792

Christiaan M. Olivier	6,966,344	65,775	5,665,073

Peter W. Brown	12,597,016	88,784	11,392

Panagiotis N. Lazaretos	12,586,401	88,899	21,892

Robert G. Brown	12,597,101	89,334	10,757

(ii) The following votes were received at the 2020 Annual Meeting from the stockholders for the adoption of the proposal to approve (on an advisory basis) the appointment of BDO USA, LLP ("BDO"), as SGRP's principal independent public accountants for the fiscal year ending December 31, 2020, but such appointment was not approved (on an advisory basis):

For	Against	Abstain

1,025,232	6,904,173	4,767,787

(iii) The following advisory votes were received at the 2019 Annual Meeting from the stockholders for the adoption of the proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (i.e., "say on pay"), but such appointment was not approved (on an advisory basis):

For	Against	Abstain

255,606	7,728,815	4,712,771

The Corporation currently intends to request this same advisory vote from its stockholders next year.

(iv) The following advisory votes were received at the 2019 Annual Meeting from the stockholders for the proposal to select (on an advisory basis) whether the Corporation should request an advisory vote from its stockholders respecting executive compensation every one, two or three years (i.e., "say on frequency"):

"One Year"	"Two Years"	"Three Years"	Abstain

12,229,919	3,975	17,181	446,117

The Corporation currently intends to request this same advisory vote from its stockholders next year.

(v) The following votes were received at the 2020 Annual Meeting from the stockholders to consider and approve the stockholder proposed Amendment No. 1 to SGRP's current By-Laws to remove the requirement that any board vacancies are to be filled exclusively by the then-current directors and, if such vacancy remains unfilled for 90 days, by the stockholders, effectively reducing to zero the time for the Governance Committee and Board to exclusively fill a Board vacancy:

For	Against	Abstain

11,775,648	914,332	7,212

(vi) The following votes were received at the 2020 Annual Meeting from the stockholders to consider and approve the stockholder proposed Amendment No. 2 to SGRP's current By-Laws to reduce the voting requirement for removal of directors to majority of votes cast from a majority of all stockholder shares (as provided by Delaware law), and increasing the requirement for the annual election of directors from a majority of votes cast to a majority of all stockholder shares:

For	Against	Abstain

11,777,221	917,449	2,522

(vii) The following votes were received at the 2020 Annual Meeting from the stockholders to consider and approve the stockholder proposed Amendment No. 3 to SGRP's current By-Laws to require SGRP to hold a Annual meeting of stockholders upon the request of holders of at least 20% of SGRP's outstanding stockholder shares decreasing that threshold from the current 25% of SGRP's outstanding stockholder shares:

For	Against	Abstain

12,358,816	336,973	1,403

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

The 2019 Annual Report includes a new Risk Factor respecting the coronavirus: Any outbreaks or rapid spread of such a contagious disease, or the fear of it, could significantly disrupt the retail operations of or the global and domestic supply chains for our customers, and our work for them, and could adversely affect the economies and financial markets of many countries, resulting in an economic downturn that could materially and adversely affect retail business and demand. Any of those events may change or disrupt the needs or demands of the Company's customers and could have a material and adverse effect on the Company or its business, performance or condition. See Risk Factors in the 2019 Annual Report.

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue", "plan", "project", or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the election of directors, the continued use of BDO, the compensation of the Corporation's executive officers, the changers to the by-laws described above, or the potential negative effects of the Coronavirus and COVID-19 pandemic on Company's business, cash flow or financial condition, the Company's cash flow later this year, the Company's failure to comply with Nasdaq's continued listing requirements, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in SGRP's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date: May 21, 2019	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer